UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) May 3, 2017

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio		45202
(Address of principal executive offices)		Zip Code

(513) 983-1100

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On May 3, 2017, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of £375,000,000 aggregate principal amount of 1.375% Notes due May 3, 2025 and £375,000,000 aggregate principal amount of 1.800% Notes due May 3, 2029 under the Company’s Registration Statement on Form S-3 (Registration No. 333-199594). Legal opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(c) and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

(5)(a)	Opinion of Hatsuki Miyata, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Hatsuki Miyata, Esq., which is contained in her opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit (5)(c).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Sandra T. Lane
Sandra T. Lane
Assistant Secretary
May 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

(5)(a)	Opinion of Hatsuki Miyata, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Hatsuki Miyata, Esq., which is contained in her opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit (5)(c).